American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2045 Portfolio
October 31, 2023

One Choice Blend+ 2045 Portfolio - Schedule of Investments
OCTOBER 31, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 52.0%
Avantis U.S. Equity Fund G Class	506,067	6,933,119
Avantis U.S. Small Cap Value Fund G Class	44,999	616,035
Focused Dynamic Growth Fund G Class(2)	103,674	4,559,604
Focused Large Cap Value Fund G Class	502,614	4,669,285
Heritage Fund G Class(2)	49,900	1,075,345
Mid Cap Value Fund G Class	77,359	1,111,647
Small Cap Growth Fund G Class	34,997	606,156
		19,571,191
International Equity Funds — 24.0%
Avantis Emerging Markets Equity Fund G Class	84,025	855,376
Avantis International Equity Fund G Class	247,201	2,578,309
Emerging Markets Fund G Class	136,293	1,287,972
Focused International Growth Fund G Class	101,305	1,446,639
Global Real Estate Fund G Class	80,862	865,219
International Small-Mid Cap Fund G Class	70,413	590,058
Non-U.S. Intrinsic Value Fund G Class	158,155	1,424,973
		9,048,546
Domestic Fixed Income Funds — 17.4%
Avantis Core Fixed Income Fund G Class	616,911	4,855,087
High Income Fund G Class	155,588	1,244,703
Inflation-Adjusted Bond Fund G Class	44,604	452,734
		6,552,524
International Fixed Income Funds — 6.6%
Emerging Markets Debt Fund G Class	79,735	667,379
Global Bond Fund G Class	221,563	1,821,245
		2,488,624
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $39,595,453)		37,660,885
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$37,660,885

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2023 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$6,351	$1,316	$96	$(638)	$6,933	506	$(2)	—
Avantis U.S. Small Cap Value Fund	614	92	19	(71)	616	45	—	—
Focused Dynamic Growth Fund(3)	4,193	1,017	75	(575)	4,560	104	(2)	—
Focused Large Cap Value Fund	4,125	1,004	126	(334)	4,669	503	(14)	$30
Heritage Fund(3)	999	242	3	(163)	1,075	50	—	—
Mid Cap Value Fund	1,000	240	12	(116)	1,112	77	(2)	7
Small Cap Growth Fund	576	135	1	(104)	606	35	—	—
Avantis Emerging Markets Equity Fund	789	164	14	(84)	855	84	(2)	—
Avantis International Equity Fund	2,312	560	46	(248)	2,578	247	(4)	—
Emerging Markets Fund	1,179	283	18	(156)	1,288	136	(5)	—
Focused International Growth Fund	1,288	389	21	(209)	1,447	101	(4)	—
Global Real Estate Fund	763	205	18	(85)	865	81	(5)	—
International Small-Mid Cap Fund	516	159	4	(81)	590	70	(1)	—
Non-U.S. Intrinsic Value Fund	1,314	360	26	(223)	1,425	158	—	—
Avantis Core Fixed Income Fund	4,173	1,219	328	(209)	4,855	617	(49)	49
High Income Fund	1,048	273	33	(43)	1,245	156	(4)	21
Inflation-Adjusted Bond Fund	376	99	7	(15)	453	45	(1)	—
Emerging Markets Debt Fund	559	164	14	(41)	668	80	(2)	8
Global Bond Fund	1,531	422	67	(65)	1,821	222	(12)	19
	$33,706	$8,343	$928	$(3,460)	$37,661	3,317	$(109)	$134
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.